                                                                   EXHIBIT 10.12

                       FIRST USA MERCHANT SERVICES, INC.
                   CREDIT CARD PROCESSING SERVICES AGREEMENT
                                  SCHEDULE A

                         MERCHANT NAME:  ONSALE, Inc.
                  MERCHANT AGREEMENT CONTRACT NUMBER:  700963

The average value of MERCHANT's CREDIT CARD transactions will be $200.00.

MERCHANT will process approximately 10,000 CREDIT CARD transactions annually.

PROCESSING FEES
---------------

   Per CREDIT CARD SALES DRAFT and CREDIT                                   $.25
   Monthly Minimum**                                                     $150.00
   BANK CARD Discount Rate
     (includes CARD FEEs and Authorizations)                               2.00%
   Voice Authorization                                                 No Charge
   ACH (Automated Clearing House) Funds Transfer                       No Charge
   Weekly Statements                                                   No Charge
   24 Hour Processing Support                                          No Charge
   Per MCI and VISA CHARGEBACK Processed/Represented                       $5.00
   Collection, Pre-Arbitration & Compliance                               $10.00
   Postage, Supplies, Equipment & Other Services                 Charged as used
   Supplemental Products                                       Listing Available

**If total monthly fees are greater than the Monthly Minimum specified above, no Minimum will apply. If total monthly fees are less than the Monthly Minimum specified above the difference shall be charged on the last calendar day of the month.

If on any business day, MERCHANT's NET PROCEEDS are negative, any such amounts shall be collected from MERCHANT's designated bank account via ACH.

Set Up Fees:
-----------

   Computer to Computer Direct Access (CPU) Set up                       $250.00


Negative Balance
----------------

   MERCHANT shall be charged a fee against NET PROCEEDS after the number of Negative Balances for a calendar month has exceeded two (2) based on the following schedule.

   Negative Balance Amount                                  Fee Per Occurrence
   -----------------------                                  ------------------

   $0 - $300.00                                                  $ 25.00
   $301.00 - $700.00                                             $ 50.00
   $701.00 - $1,000.00                                           $ 75.00
   $1,001.00 - $5,000.00                                         $100.00
   $5,001.00 - $10,000.00                                        $200.00
   $10,001.00 +                                                  $300.00

   If a Negative Balance results when any fees are assessed, section 7 shall apply.

                       FIRST USA MERCHANT SERVICES, INC.
                   CREDIT CARD PROCESSING SERVICES AGREEMENT
                            SCHEDULE A (continued)

            MERCHANT NAME:  ONSALE, Inc.  AGREEMENT NUMBER:  700963


RESERVE ACCOUNT
---------------

We shall withhold from BANK CARD SALES DRAFTs, a percent (Prepayment Percentage) and/or a Prepayment, as indicated below, that shall be credited to a RESERVE ACCOUNT, against which CHARGEBACKs are assessed. We shall credit a compensating dividend to the RESERVE ACCOUNT and provide to MERCHANT a periodic accounting which, relates by month: i) the amount of BANK CARD SALES DRAFTs, submitted, ii) the Prepayments made (including compensating dividends), iii) the amounts of CHARGEBACKs which relate to and reverse the specific SALES DRAFTs submitted and
iv) the resulting RESERVE ACCOUNT balance. On a monthly basis, and no later than fifteen (15) days following the sixth _______ calendar month in arrears, we shall rebate to MERCHANT any remaining balance in the RESERVE ACCOUNT that exists for the sixth month prior to a current reporting period, subject to all other terms and conditions herein.

If any periodic accounting shows that a RESERVE ACCOUNT balance associated with any given month, becomes or is projected to become negative, we shall replenish the RESERVE ACCOUNT by suspending any rebates due MERCHANT and/or withholding from NET PROCEEDS the amounts necessary to eliminate such negative position. Upon notice from us, MERCHANT shall repay any remaining amounts due within one
(1) business day by wire transfer. We may increase the Prepayment Percentage as it appears to be necessary to avoid negative positions.

   Prepayment Percentage                                             3%

Activity Parameters
-------------------
   Maximum Average Ticket of                                      $200.00


                                                      Daily          Weekly
                                                      -----          ------
   Total BANK CARD SALES DRAFTs                     $5,700.00      $40,000.00
   Total BANK CARD CREDITs                            $200.00       $1,400.00

   In any case wherein MERCHANT exceeds the above parameters, FIRST USA shall make every reasonable attempt to contact the MERCHANT and advise MERCHANT of such occurrence, and FIRST USA may exercise its rights under paragraph 21. Failure to contact MERCHANT or exercise any rights of FIRST USA, in no way waives any rights or remedies of FIRST USA under this AGREEMENT at any time.

Your signature on two copies of this Addendum that you return to us indicates your understanding and acceptance of its terms and incorporation by reference in the FIRST USA MERCHANT SERVICES, INC. CREDIT CARD PROCESSING SERVICES AGREEMENT.

Agreed and Accepted by:                Agreed and Accepted by:

/s/ ALAN FISHER
------------------------------------   ------------------------------------
Date  June 16, 1996                    Date


ONSALE, INC.                           FIRST USA MERCHANT SERVICES, INC.
------------------------------------   ------------------------------------
MERCHANT LEGAL NAME (Print or Type)


1953 Landings Drive                    4 Northeastern Boulevard
Mountain View, CA 94043                Salem, NH 03079-1952
------------------------------------   ------------------------------------
Address (Print or Type)


/s/ ALAN FISHER
------------------------------------   ------------------------------------
By (authorized signature)              By (authorized signature)


     ALAN S. FISHER, CFO               Kathleen M. Keller, Group Manager
------------------------------------   ------------------------------------
By, Name, Title (Print or Type)        By, Title (Print or Type)

                       FIRST USA MERCHANT SERVICES, INC.
                   CREDIT CARD PROCESSING SERVICES AGREEMENT
                               GUARANTY ADDENDUM


            MERCHANT NAME:  ONSALE, Inc. AGREEMENT NUMBER:  700963


To induce First USA Merchant Services, Inc. (hereinafter referred to as FIRST
USA) to enter into the annexed Credit Card Processing Service Agreement (hereinafter the AGREEMENT) in conjunction with card companies and clearing banks as their terms are defined in the AGREEMENT, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned (____________________ if more than one) unconditionally guarantees, in accordance with the terms hereof and without any prior written notice, the prompt payment of any liability or indebtedness to FIRST USA when due.

The undersigned further agrees to indemnify and save FIRST USA harmless against all costs and expenses, including reasonable attorney's fees, incurred in the collection of any of the above obligations.

The undersigned hereby waives notice of the acceptance of this Guaranty and of any future advances and extensions or renewals made in reliance hereon, and also waives notice of presentment, demand, dishonor, and protest of any note or other obligations to FIRST USA and any other notices of any description in connection with this Guaranty.

The liability of the undersigned is absolute and unconditional and shall not be reduced or terminated by the granting of any indulgence to, or compromise or settlement with any person(s) who may be liable for the obligations to FIRST USA, nor by any release, exchange, substitution, or impairment of collateral for such obligations. FIRST USA shall have no duty to collect or protect any collateral or income therefrom, nor to preserve any rights against other parties, and may immediately proceed under ________________ default without first resorting to any other guaranty, collateral, or other source of payment.

This instrument shall operate as a continuing guaranty and will remain in full force and effect until withdrawn by a written notice delivered to, and accepted by FIRST USA, but such withdrawal shall in no way release or diminish the undersigned's liability incurred under this instrument on account of the balance due on obligations and liabilities to FIRST USA at the time of such withdrawal or which are contingent or not then due.

This instrument is intended to take effect as a sealed instrument and shall become effective immediately upon signing by the undersigned. This instrument and all rights and remedies of the parties shall be determined as to their validity, construction, effect and enforcement, and in all other respects of the same or different nature, by the laws of the State of Texas.

This Guaranty is given for the benefit of ONSALE, Inc.

GUARANTOR:                             GUARANTOR:


Software Partners, Inc.                S. Jerrold Kaplan
------------------------------------   ------------------------------------
Individual (type or print)             Individual (type or print)


1953 Landings Drive,                   910 S. Santainez,
Mountain View, CA 94043                Hillsborough, CA 94010
------------------------------------   ------------------------------------
Address                                Address


/s/ ALAN FISHER                        /s/ S. JERROLD KAPLAN
------------------------------------   ------------------------------------
By (signature)                         By (signature)


June 16, 1996                          June 16, 1996
------------------------------------   ------------------------------------
Date                                   Date


                                                                           2.00%

                       FIRST USA MERCHANT SERVICES, INC.
                       ---------------------------------
                   CREDIT CARD PROCESSING SERVICES AGREEMENT

In consideration of the mutual promises herein made and the mutual benefits to be derived from this AGREEMENT, the undersigned direct marketer or merchant (hereinafter referred to as the MERCHANT, "you" or "your") and FIRST USA MERCHANT SERVICES, INC., a Nevada corporation, having its principal office at 1601 Elm Street, Dallas, Texas 75201 (hereinafter referred to as FIRST USA, "we", "our" or "us") mutually agree to the following terms and conditions:

1. INTRODUCTION: We facilitate the funds transfer between the various CARD ORGANIZATIONs and you for Telephone. Mail and Store CARD SALEs you make to your CARDHOLDER customers. In a manner similar to the way personal checks are cleared, your CREDIT CARD funds are cleared according to the various CARD ORGANIZATIONs rules and regulations and federal, state and local law. It is the purpose of this AGREEMENT to establish the legal relationship and contractual duties required of the parties in this AGREEMENT in order to comply with such rules, regulations and law.

2. DEFINITIONS:
    . AGREEMENT refers to this Credit Card Processing Services Agreement and any schedule attached hereto.

    . APPLICATION is your statement of the characteristics of your account that you have prepared and submitted to us to induce us to enter into this AGREEMENT with you and that has induced us to process your CREDIT CARD transactions under the terms and conditions of this AGREEMENT.

    . BANK ACCOUNT is your account in your bank to which we will transfer your NET PROCEEDS.

    . BANK CARD is either a MasterCard or VISA CREDIT CARD or such other credit card as we may hereafter designate in our sole and exclusive discretion.

    . CARD FEE is the interchange of assessments charged by a CARD ORGANIZATION or the discount charge to the company. This fee will increase or decrease as a result of any changes in the fees or assessments set by the various CARD ORGANIZATIONs.

    . CARDHOLDER is the person to whom the CREDIT CARD is issued and who is entitled to use the CREDIT CARD.

    . CARD ISSUER is the bank that issues BANK CARDs or the T&E CARD company that issues T&E CARDs.

    . CARD ORGANIZATION is a T&E CARD company or a BANK CARD interchange system.

    . CARD SALE is a CREDIT CARD sale made by you to a valid CARDHOLDER as of the SALE DATE. Each order you receive is a single CARD SALE unless the goods or services ordered cannot be delivered or completed at one time, in which case each partial deposit, delivery or completion is a letter CARD SALE.

    .  CHARGEBACK is a charge against a SALES DRAFT you previously presented.

    . CREDITs are submitted by you to us to offset specific SALES DRAFTs previously presented to you.

    . CREDIT CARD is both the plastic card or other evidence of the charge account issued by a CARD ORGANIZATION to the CARDHOLDER and the charge account number designated on the card, either of which you accept from your customers as payment for their purchases from you.

    .  CREDIT NET AMOUNT is the amount of the CREDITs less the CARD FEE.

    . LICENSED PROGRAMS are our proprietary computer programs that we provide for your use pursuant to the requirements of this AGREEMENT, including without limitation, for the purpose of transmitting and receiving telecommunicated date to us.

    . MERCHANDISE RETURN POLICY is that policy established by you for the issuance of CREDITs to offset specific SALES DRAFTs.

    . MERCHANT is the party to this AGREEMENT contracting with FIRST USA whose correct legal name, legal identity, legal and business address or addresses and all trade names and styles are set forth in the APPLICATION and Schedule "A" hereto annexed.

    . NET PROCEEDS is the net debit or credit amount. It is (1) the SALES DRAFT NET AMOUNT (2) Less the CREDIT NET AMOUNT (3) Less the CHARGEBACK AMOUNT
       (4) Less the PROCESSING FEES (5) Less the amounts to be credited to the RESERVE ACCOUNT.

    . NON-QUALIFICATION SURCHARGE is an amount added to your CARD FEES that is the difference between the BANK CARD base interchange rate and the QUALIFYING RATES for those SALES DRAFTs which do not qualify for the QUALIFYING RATES.

    . PROCESSING FEES are the fees we charge you for our services as specified in Schedule "A" as may be amended from time to time.

    . QUALIFYING RATES are the reduced CARD FEES charged by CARD ORGANIZATIONs for certain transactions which qualify under the rules of the CARD ORGANIZATIONs.

    . RESERVE ACCOUNT is an account that we may establish on our records for our accounting requirements and benefit pledged by you to secure payment to us of any and all amounts which may be due from you to us and for the benefit of your CARDHOLDER customers. Any and all funds credited to the RESERVE ACCOUNT may be comingled with our general funds, and will be subject to disbursement only by us. You have no interest in the reserve amount until your receipt thereof. The reserve amount shall secure our PROCESSING FEES and any other sums as may be due to us. CHARGEBACKs and CREDIT NET AMOUNTs and the claims of CARDHOLDERs arising from CARD SALEs, and you hereby grant to us a security interest in all funds in our possession at any time.

    . RETRIEVAL REQUEST is a request for information on behalf of a CARDHOLDER or CARD ISSUER relating to a claim or complaint concerning a CARD SALE you have made.

    . SALE DATE is the effective date of the CARD SALE at which time you have performed all principal obligations to the CARDHOLDER in connection with a transaction such as shipment or delivery of goods or services.

    . SALES DRAFT is a transaction representing a CARD SALE which you submit to us for authorization and payment.

    .  SALES DRAFT NET AMOUNT is the SALES DRAFT amount less the CARD FEE.

    . T&E CARD is a Travel and Entertainment CREDIT CARD issued by American Express, Carte Blanche, Diner's Club, JCB, or such other T&E CARD as we may hereafter designate in our sole and exclusive discretion.

3. THE RELATIONSHIP: To induce us to perform that which is required of us pursuant to this AGREEMENT and to secure your prompt, punctual and faithful performance and all and each of your obligations pursuant to this AGREEMENT, you hereby assign and pledge to us each SALES DRAFT now or hereafter presented to us and the proceeds thereof including, without limitation, any and all sums held by us in the RESERVE ACCOUNT. In consideration thereof, pursuant to the terms and conditions of this AGREEMENT, we agree to facilitate the funds transfer between the various CARD ORGANIZATIONS and you for Telephone, Mail and Store CARD SALES you make to your CARDHOLDER customers in accordance with the terms and conditions of this AGREEMENT.

4. SALES DRAFT: Each CARD SALE shall be evidenced by a single SALES DRAFT furnished in format and in a manner acceptable to us and completed with the SALE DATE, the amount and a brief description of goods and services sold or of the deposit tendered is sufficient detail to identify the transaction.

5. PRESENTMENT: You agree that, except as otherwise agreed in writing, all SALES DRAFTs and CREDITs arising from CARD SALEs made by you will be presented to us for processing in accordance with the terms of this AGREEMENT. You shall present SALES DRAFTs to us within three (3) business days of the SALE DATE, and you shall present CREDITs to us within three (3) business days of the date you receive return merchandise, cancellation of service, or a price adjustment notice from the CARDHOLDER. Such SALES DRAFTs and CREDITs shall be presented in a format and in a manner acceptable to us and in compliance with the rules of the CARD ORGANIZATIONS.

   We shall make an electronic authorization request, but only if you have not otherwise provided an authorization, for every BANK CARD transaction and for those T&E CARD transactions which exceed the floor limit set for you by the relevant T&E CARD company. We reserve the right not to accept any SALES DRAFT presented by you if we are unable to obtain an authorization, if it is illegible, if we reasonably determine that it is or will become uncollectable from the CARDHOLDER to which the SALES DRAFT would otherwise be charged, or if we determine that the SALES DRAFT was prepared in violation of any provision of this AGREEMENT.

   Subject to CHARGEBACK and other rights, your presentation to us of your SALES DRAFTs shall be final, and you hereby authorize us to convey all SALES DRAFTs and CREDITs to the appropriate CARD ORGANIZATION.

6. QUALIFICATION FOR QUALIFYING RATES: We shall process all SALES DRAFTs in a manner so that each transaction will have the potential to qualify for the CARD ORGANIZATIONS' QUALIFYING RATES. For those SALES DRAFTs which cannot qualify, the base interchange rate will apply and your PROCESSING FEES will include a NON-QUALIFICATION SURCHARGE for those transactions. In the event that we determine that an excessive amount of SALES DRAFTs do not qualify, we may review your internal procedures relating to acceptance of CREDIT CARDS, and we may notify you of new procedures you should adopt. For purposes of this AGREEMENT, an excessive number of SALES DRAFTs which do not qualify for QUALIFYING RATES is 2 per 100 SALES DRAFTs.

7. PAYMENTS FOR SALES DRAFTS: For BANK CARD transactions, we will initiate transfer of the NET PROCEEDS to your BANK ACCOUNT not later than three (3) business days following our receipt of your qualified SALES DRAFTs and CREDITs. In accordance with the Uniform Commercial Code, you agree that the transfer of NET PROCEEDS to your BANK ACCOUNT shall continue provisional credit only for your SALES DRAFTs so long as any CARDHOLDER has a dispute or challenge with respect to the SALES DRAFT for any reason.

    To the extent the NET PROCEEDS for any day are negative, we may pursue one or more of the following options: (i) debit your BANK ACCOUNT for the amount of the negative balance; (ii) delay presentation of your CREDITs until you make a payment to us of a sufficient amount to cover the negative balance;
    (iii) request (either orally or in writing) payment for such amounts; (iv) collect the negative balance from any of your accounts at your BANK or at any other financial institution without notice to you. You agree to resolve any negative balance within one (1) business day of our advice to you of a negative balance.

    For T&E CARD transactions, we will electronically forward the SALES DRAFT, including the required authorization code, to the appropriate T&E CARD company. Except to the extent we provide settlement services for JCB or Diner's Club/Carte Blanche transactions, your receipt of the proceeds due you will be governed by whatever agreement you have with that T&E CARD company, and we do not bear any responsibility for their performance.

8. ACCOUNTING: Within three (3) business days following the close of a business day on which activity is submitted to us, we will supply a detailed statement describing the elements of your NET PROCEEDs and your T&E CARD transactions for that business day. We will not be responsible for any error which you do not bring to our attention within thirty (30) days from date of such statement.

9. CARD ORGANIZATION RULES AND REGULATIONS AND FEDERAL, STATE AND LOCAL LAW: In signing this AGREEMENT you agree to comply with all rules and regulations of the CARD ORGANIZATIONs. You also agree to comply with all provisions of federal, state and local law affecting CREDIT CARED transactions. Any failure by you to comply with a CARD ORGANIZATION's rules and regulations or federal, state or local law applicable to any aspect of any CREDIT CARD transaction will be a breach of this AGREEMENT which will authorize us to terminate the AGREEMENT immediately and without prior notice to you.

10. YOUR WARRANTIES: You warrant and represent the following and reaffirm such warranties and representations each time you present a SALES DRAFT:
     (a) You shall abide by the conditions of this AGREEMENT for all SALES DRAFTs and CREDITs presented to us.
     (b) All statements made on your APPLICATION for this AGREEMENT are true as of the date of your execution of this AGREEMENT. You have no reason to suspect any fact or circumstance not specified therein which, if known to us, might prevent us from executing this AGREEMENT.
     (c) You will promptly advise us of any materially adverse changes in that information provided in your APPLICATION and of a material, adverse change in your financial condition.
     (d) You do not do business under a trade name or style not previously disclosed to us and that there has been no change in the nature of your business or the product lines that you sell not previously disclosed to us.
     (e) All SALES DRAFTs and CREDITs you present to us are genuine and arise out of a bona fide Telephone, Mail or Store CARD SALES of merchandise or service by you and do not involve the use of a CREDIT CARD for any other purpose of the remaining or existing obligations of the CARDHOLDER.
     (f) You have title to all SALES DRAFTs you present to us, there are no lens or other encumbrances on them, and you have the authority to present the SALES DRAFTs to us for submission to the CARD ORGANIZATIONs.
     (g) No SALES DRAFT is subject to any dispute, set-off or counterclaim.
     (h) SALES DRAFTs presented to us under this AGREEMENT have not and will not be presented for payment anywhere else.
     (i) Each SALES DRAFT delivered to us represents a valid obligation for the amounts set forth therein.
     (j) All statements on each SALES DRAFT are true, and you have no knowledge or facts which would impair the validity or collectibility of the amount of the SALES DRAFT.
     (k) You have performed all of your principal obligations with respect to each SALES DRAFT including shipment of the order to the CARDHOLDER in connection with the transaction to which the SALES DRAFT pertains.
     (l) Each SALES DRAFT is drawn on a purchaser who actually is the CARDHOLDEr and to whom you have actually sold the goods or services and delivered them according to the CARDHOLDER's instructions.
     (m) Goods described in each SALES DRAFT are your sole property and are free from all liens and encumbrances.
     (n) You make no CARD SALEs when only a part of the consideration due is paid through use of a CREDIT CARD except pursuant to a policy previously submitted in writing to us.
     (o) You prepare one and only one SALES DRAFT per CARD SALE.
     (p) The CARD SALES you make pursuant to this AGREEMENT do not violate your charter or by-laws or any applicable federal, state or local laws or regulations.
     (q) You do not require a minimum transaction amount below which you refuse to honor otherwise valid CREDIT CARDs.
     (r) You do not increase the price or impose any other fee upon any customer who uses a CREDIT CARD for payment of any transaction.
     (s) You do not sell, purchase, provide, or exchange CREDIT CARD account number information in any form whatsoever other than to us or pursuant to an official government request.
     (t) You have made no representations or warranties for the issuance of CREDIT except as it states in your MERCHANDISE RETURN POLICY which has been previously submitted to us in writing.

11. LIABILITY FOR BREACH OF WARRANTIES: If any of your representations or warranties in your APPLICATION, herein or any paper or documents submitted to us should be untrue, this AGREEMENT may be terminated by us, in our sole discretion, immediately and without prior notice.

12. ADVERTISING: You will inform the public in all your advertising material of the CREDIT CARDs that you honor.

13. MERCHANDISE RETURN POLICY: You shall maintain a fair policy with regard to the exchange, return and adjustment of merchandise purchased by CREDIT CARD transactions. Such policy shall be applied equally to all customers and shall be posted in your establishment or otherwise disclosed to customers. Such policy may include a refusal to accept items sold at a special rate or discount for return, except that CARD SALEs involving non-returnable merchandise shall include a notation to that effect on the SALES DRAFT.

    The terms and conditions of your MERCHANDISE RETURN POLICY shall be submitted to us in writing prior to the effective date of this AGREEMENT and any change in the terms and conditions of your policy shall be submitted in writing to us not less than thirty (30) days prior to such change. We may refuse to process any CARD SALE made in accordance with a MERCHANDISE RETURN POLICY not acceptable to us.

14. REFUNDS AND CARDHOLDER PAYMENTS: Unless required by law, you will not give cash refunds to any CARDHOLDER in connection with a CARD SALE. If you allow a price adjustment, return of merchandise or cancellation of services in connection with a CARD SALE, you will instead prepare and delivery to us a CREDIT within three (3) business days of the date you receive return merchandise, cancellation of service, or a price adjustment notice from the CARDHOLDER, which you will complete in a format and in a manner acceptable to us. The amount of the CREDIT may not exceed the amount shown as the total on the original SALES DRAFT except by the exact amount required to reimburse the CARDHOLDER for postage that the CARDHOLDER paid to return merchandise in accordance with a policy that you apply consistently to all of your customers.

    You will not accept cash or any other payment or consideration from a customer in return for preparing a CREDIT to be deposited to the customer's CREDIT CARD account.

15. FIRST USA POLICIES, PROCEDURES, FORMS AND FORMATS: You agree to comply with our policies, procedures, forms requirements and data processing formats for timely and secure processing of CREDIT CARD transactions under this AGREEMENT. We may notify you of a change in our policies, procedures, forms or formats from time to time, and you agree to comply with any such change.

16. RETRIEVAL REQUESTS: We will send you any RETRIEVAL REQUEST that we cannot satisfy with the information we have on file concerning a CARD SALE. If you notify us in writing of the resolution of your investigation of such a RETRIEVAL REQUEST within three (3) business days after you receive it, we will take the appropriate steps required to reduce the probability of the CARD ISSUER issuing an unjustified CHARGEBACK. You acknowledge that your failure to comply with a RETRIEVAL REQUEST in accordance with the respective CARD ORGANIZATION rules may result in a non-reversible CHARGEBACK of the subject transaction.

17. CHARGEBACKS: We shall recreate or retrieve all sales information needed to process CHARGEBACKs with respect to SALES DRAFTs presented to us. You will keep the original order information from which the SALES DRAFTs are derived and will furnish the same to us upon request. We will keep the SALES DRAFT information itself for you.

    Except as provided in Section 25 with respect to our obligation to indemnify you for certain claims, you shall have full responsibility for any such CHARGEBACK. In no event shall the fact that authorization was obtained by you deemed to be our representation that a particular CREDIT CARD transaction is in fact a valid, authorized or undisputed transaction entered into by the CARDHOLDER or an authorized user of the CREDIT CARD. You may receive a CHARGBACK from the CARDHOLDER or CARD ISSUER for numerous reasons under the CARD ORGANIZATION rules: however, the following is a list of some of the most common reasons for CHARGEBACKS:
    (a) For return or non-delivery of goods or services.
    (b) Where authorization was required and not obtained.
    (c) Where the CARD SALE date is after the CREDIT CARD's expiration date.
    (d) Where you have received notice that the CREDIT CARD is not honored.
    (e) Where the SALES DRAFT is executed or accepted fraudulently, or where you knew or should have known the transaction was fraudulent.
    (f) If we do not receive your response to a RETRIEVAL REQUEST within three
        (3) business day period.
    (g) Where the purchaser disputes sales of goods or services, or execution of SALES DRAFT or claims that the sale price is subject to any set-off, defense or counterclaim.
    (h) Where a CARDHOLDER refuses to make payment for a SALES DRAFT because in the CARDHOLDER's good faith opinion, a claim or complaint has not been resolved, or have been resolved by you but in an unsatisfactory manner.
    (i) Where the sale or extension of credit is in violation of any law.
    (j) Where you have breached any of the terms or conditions of this AGREEMENT including, but not limited to, a breach of any warranty or representation, specified in Section 10.
    (k) Where the CREDIT CARD was not presented, the CARDHOLDER denies making the purchase, and the merchandise was sent to an address other than that of a CARDHOLDER.

    (l) Where the sale or extension of credit was subject to a MERCHANDISE RETURN POLICY not submitted to us as required by the terms of this AGREEMENT or had been rejected by us.

    You are not allowed to re-submit for processing any CARD SALE that previously has been charged back to you.

    In the event we determine that an excessive amount of CHARGEBACKs are being received by you, we may review your internal procedures relating to acceptance of CREDIT CARDS and we may notify you of new procedures you should adopt and/or notify you of a new rate at which we will charge you to process your CHARGEBACKs or this AGREEMENT may be terminated by us, in our sole discretion, immediately and without prior notice. For purposes of this AGREEMENT an excessive number of CHARGEBACKs is one (1) CHARGEBACK per 100 SALES DRAFTs or the total amount of CHARGEBACKs is greater than or equal to one percent (1%) of the total SALES DRAFT NET AMOUNTs on a rolling thirty
    (30) day basis.

18. RECORDS RETENTION: YOU ARE REQUIRED TO STORE ORIGINAL DOCUMENTATION OF EACH TRANSACTION FOR AT LEAST SIX (6) MONTHS FROM THE DATE OF THE RESPECTIVE TRANSACTION, AND MUST RETAIN COPIES OF ALL SUCH DATA FOR AT LEAST THREE (3) YEARS FROM THE DATE OF THE RESPECTIVE TRANSACTION. You are not allowed to charge any fee for the creation or storage of these copies. We may require you to deliver original SALES DATA to us rather than storing it.

19. CLAIMS OF CARDHOLDER CUSTOMERS: You acknowledge and agree to be estopped from denying that to the extent that we have paid or may be called upon to pay a CHARGEBACK or CREDIT for or on the account of a CARDHOLDER customer and reimbursement of such payment is not made by you as provided in this AGREEMENT, then and in that event for the purpose of obtaining reimbursement of such sums paid or anticipated to be paid, we shall have all of the rights and remedies of such CARDHOLDER customers under applicable federal, state or local law. We shall be authorized to assert any and all such claims in our own name for and on behalf of any such CARDHOLDER customer individually or all such CARDHOLDER customers as a class.

20. GRANT OF SECURITY INTEREST: To secure your obligations to your customers and to us to abide by the conditions of this AGREEMENT, to ship the ordered merchandise to the CARDHOLDER, and to pay CHARGEBACKs, you grant a continuing security interest in, and assign to us, all of the new owned or hereafter acquired (and all products and proceeds thereof) accounts, inventory, general intangibles, cards, chattel paper, fixtures, instruments, documents of title, documents, securities, books, records, papers, and information relating to the same and/or to your business, trade secrets, computer programs, customer lists, tax refunds, and liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing and hereby authorize us to sign financing statements on your behalf to evidence the security interest granted herein.

21. RESERVE ACCOUNT: In the event of the occurrence or threat of a material, adverse change in financial condition or of another event as the result of which we, in our sole discretion, deem ourselves insecure or have reasonable grounds to believe that we may be liable to third parties for credit extended to you or that you may be liable to your customers for any reason whatsoever, we shall have the right (a) to immediately place payments due you in the RESERVE ACCOUNT and/or stop processing transactions for you until such time as the extent of your obligation to us, our liability to third parties and your liability to your customers is known and we no longer deem ourselves insecure and (b) to demand from you an amount that our experience dictates to assure payment of such liability. Your failure to pay such amount shall allow us to terminate this AGREEMENT immediately and without notice.

22. INFORMATION ABOUT MERCHANT'S BUSINESS: You agree to furnish us within five
    (5) days' whatever financial statements and information concerning MERCHANT or your parent, subsidiary and affiliated entities as we may from time to time request. Without prior notice (but during your normal business hours), FIRST USA's duly authorized representatives may visit your business premises, and may examine your books and records that pertain to your sales and/or leases made by honoring CARDs, including without limitation your books and records concerning all SALES DATA presented to us for credit. You and your principals, officers, partners or proprietors, as the case may be, agree to provide us at least thirty (30) days' prior written notice of your or their intent to change in any way the basic nature of your business, including, without limitation, any change in the manner in which you accept CARDs and any change in your product line. If we, in our sole discretion, determine such a change in the nature of your business material to our relationship with you, we may refuse to process CARD SALEs made pursuant to such change and we may terminate this AGREEMENT. You will also give us prompt notice of any potential material adverse change to your business. You agree to provide us with prompt written notice if MERCHANT or any of your parent, subsidiary or affiliated entities is the subject of any voluntary or involuntary bankruptcy or insolvency petition or proceeding.

23. CONFIDENTIALITY: In performing the services described in this AGREEMENT, we may have access to and receive disclosure of certain information about you which you designate to be proprietary including, but not limited to, information about your customers such as lists, sales, etc. We agree that such information is to be used solely in connection with our obligations pursuant to this AGREEMENT, and that we shall receive such information in confidence and not disclose such information to any third party. We shall, however, be permitted to advertise the fact that you are using our processing services. We shall use our best efforts to ensure compliance with the terms of this Section 23 by our employees and shall restrict the number of our employees with access to this information. Furthermore, all employees of FIRST USA and its affiliates are required to sign a confidentiality statement as a condition of employment.

    In performing the services described in this AGREEMENT, you may receive access to and disclosure of certain confidential information about us which we designate to be confidential or proprietary. You agree that such information is to be used solely in connection with your obligations pursuant to this AGREEMENT, and that you shall receive such information in confidence and not disclose such information to any third party. You shall use your best efforts to ensure compliance with the terms of this Section 23 by your employees and shall restrict the number of your employees with access to this information.

    In addition, you will exercise reasonable care to prevent disclosure of CARDHOLDER information, including, but not limited to, storing all media containing CREDIT CARD numbers in an area limited to selected personnel. Prior to discarding material containing CARDHOLDER information, you will destroy it in a manner rendering the data unreadable. If at any time you determine that the CARDHOLDER information has been compromised, you must notify us immediately and assist us in notifying the proper parties as we deem necessary.

24. LICENSED PROGRAMS: All programs which we provide to you now and in the future are proprietary to us and licensed to you on a non-exclusive basis governed by, and only for the term of, this AGREEMENT. You acknowledge that the license granted herein is limited exclusively to your use and that you do not have the right to sub-license any of the LICENSED PROGRAMs in either their original or modified form. The original and any copies of LICENSED PROGRAMs, in whole or in part, which are made by you, shall be our property. You may modify any LICENSED PROGRAM in machine readable form for your own use and merge it into other program material to form an updated work, provided that, upon termination of this AGREEMENT, the LICENSED PROGRAM will be completely removed from the updated work and treated as if permission to modify had never been granted.

    FIRST USA GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY LICENSED PROGRAM OR ANY SERVICE PROVIDED UNDER THIS AGREEMENT, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT WILL FIRST USA BE LIABLE FOR CONSEQUENTIALLY OR INCIDENTAL DAMAGES EVEN IF FIRST USA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

25. INDEMNITY: We agree to indemnify you from any liability, loss or expense arising out of any claim or complaint by CARDHOLDER related to the maintenance of the CARDHOLDER's account by us or any failure by us to properly maintain the CARDHOLDER's account. This indemnification does not apply to any claim or complaint relating to merchandise or service sold by you or your failure to resolve a payment dispute. We agree to indemnify you from any loss due to our mismanagement of funds transferred to you in your behalf.

    You agree to indemnify us from any liability, loss or expense arising out of any claim, complaint, offset or CHARGEBACK made by a CARDHOLDER with respect to any SALES DRAFT for merchandise or services which are the subject of any CARD SALE made by you. Also, you agree to indemnify us or any loss caused by your violation of a CARD ORGANIZATION's rules or regulations or federal, state or local laws.

26. EVENTS OF DEFAULT: Upon the occurrence of any one or more of the following events of default, we may terminate this AGREEMENT without notice or demand, in addition to which we may exercise our rights and remedies upon default, as set forth hereinafter. The occurrence of any such event of default shall also constitute, without notice or demand, a default under all other agreements, if any, between us and instruments and papers given to us by you.
    (a) Your failure to pay when due any amount then owing by you to us;
    (b) Your failure to promptly, punctually, and faithfully perform or discharge any of your obligations to us;
    (c) The determination by us that any representation or warranty now or hereafter made by you to us, whether herein or in any other document, instrument, agreement or paper was not true or accurate when given;
    (d) The occurrence of any event of default under any agreement between you and us or instrument or paper now or hereafter given to us by you, notwithstanding that we may not have exercised our rights upon default under any such other agreement, instrument, or paper;
    (e) Any act by, against, or relating to you, or your property or assets, which act constitutes the application for, counsel to, or sufferance of the appointment of a receiver, trustee, or other person pursuant to court action or otherwise, over all or any part of your property; the granting of any trust mortgage or execution of an assignment for the benefit of your creditors, or the occurrence of any voluntary or involuntary liquidation or extension of debt agreement for you; the admission by you or your inability to pay your debts as they mature adjudication of insolvency relation to you; the entry of an order for relief or similar order with respect to you in any proceeding pursuant to any federal statute dealing with bankruptcy (hereinafter generally the "Bankruptcy Code"; the filing of any complaint, application, or person against you initiating any matter in which you are or may be granted any relief from its debts pursuant to the Bankruptcy Code or pursuant to any other insolvency statute or procedures; the calling or sufferance of a meeting of your creditors; the meeting by you with a formal or information creditors' committee; the offering by or entering into by you of any composition, extension or other arrangement seeking relief or extension of your debts; or the initiation of any other judicial or non-judicial proceeding or agreement by, against, or including you which seeks or intends to accomplish a reorganization or arrangement with creditors;
    (f) The entry of any judgment against you which seeks or intends to accomplish a reorganization or arrangement with creditors;
    (g) The service of any process upon us seeking to attach or garnish by mesne or trustee process any of your funds in our possession;
    (h) Your death, termination of existence, dissolution, winding up, or liquidation;
    (i) The occurrence of any event or circumstance with respect to you and/or the SALES DRAFTs such that we deem ourselves insecure;
    (k) Your business failure; or a material, adverse change in your financial condition;
    (l) The existence of your liabilities in excess of the fair market value of your assets (excluding intangible assets);
    (m) The occurrence of any of the foregoing events of default with respect to any guarantor to us of this AGREEMENT, as if such guarantor were "you" described therein.

27. RIGHTS AND REMEDIES UPON DEFAULT: Upon the occurrence of any event of default, and at any time thereafter, we shall have all of the rights and remedies as provided in the AGREEMENT and of a secured party upon default under the Uniform Commercial Code, in addition to which we may sell or otherwise dispose of the SALES DRAFTs and other collateral and apply the proceeds thereof for application towards (but not necessarily in complete satisfaction of) the obligations due to us or for which we may be liable to third parties, including without limitation CARDHOLDER customers. You shall remain liable to us for any deficiency remaining following such application. The proceeds shall be applied toward your obligations to us in such order and manner as we determine in our sole discretion, any statute, certain or vague, to the contrary notwithstanding.

28. FEES. You agree to pay us for the services set forth in Schedule A in accordance with the pricing schedule set forth therein. You acknowledge that such pricing is based on your representation as to your volume of credit card transactions, method of processing, type of business, and interchange qualification criteria as represented in your APPLICATION. To the extent your actual volumes, method, type and criteria differ from this information, we may modify the pricing set froth on Schedule A.

    In addition to the above, from time to time, we may change our fees, charges and discounts resulting from increases in CARD FEES or the charges of any third party vendor by giving you notice of the change. Any price change that is caused by changes in the CARD FEES will be applicable to you as of the effective date established by the CARD ORGANIZATION. As to any price change not cause by CARD ORGANIZATION increases, we will provide you with at least thirty (30) days' notice of the effective date of this price change. Your presentation of any SALES DRAFT to us after the effective date will constitute your acceptance of the new prices.

    If you terminate this AGREEMENT prior to the expiration of the original or any renewal term, you agree that the future harm to us would be difficult to calculate. Accordingly, in the event of your early termination of the AGREEMENT, in order to compensate us for our loss and not as a penalty, you agree to pay to us as liquidated damages an amount calculated by multiplying the average monthly PROCESSING FEES from the prior six (6) months by the number or months remaining in the contract term. Such amount will be funded, to the extent possible, according to the same methods for collecting amounts due under Section 7 hereof.

29. TERMINATION: This AGREEMENT shall remain in effect for two (2) years and shall automatically be extended for successive one (1) year terms until terminated by either party upon ninety (90) days' written notice; provided that we may terminate without such notice to the extent otherwise set forth herein or if a CARD ORGANIZATION notifies us that it is unwilling to continue accepting your SALES DRAFTs. All references to termination in this AGREEMENT are governed by the provision of this Section 29.

    Termination shall not affect either party's respective rights and obligations under this AGREEMENT as to CREDIT CARD transactions entered into before termination, nor shall it affect either party's rights and obligations under Sections 7, 11, 17,21, 23, 25, 27 and 29, all of which shall constitute without limit as to time.

    Upon termination, you shall return all materials or supplies issued by us as part of this AGREEMENT and we will discontinue the maintenance of your information and will return any relevant data to you except that we will continue to maintain that information which is required by the regulations of the respective CARD ORGANIZATIONs and which would be impossible for you or your agent to maintain.

    Upon termination by either party for any reason, you shall fund a RESERVE ACCOUNT to cover yet unbilled processing costs plus an amount equal to the actual CHARGEBACK experience determined as a percentage of the prior six (6) months multiplied by the gross deposits of the prior four (4) months or reasonably anticipated future CHARGEBACKs, at our discretion. Such RESERVE ACCOUNT will be funded, to the extent possible, with NET PROCEEDS otherwise payable to you under Section 7 hereof. To the extent such NET PROCEEDS are insufficient, you will fund the RESERVE ACCOUNT directly within one (1) business day of the request according to the same methods for funding a negative balance under Section 7 of this AGREEMENT. We will refund to you any remaining monies in your RESERVE ACCOUNT no later than 365 days after termination or such longer time within which any customer is entitled to a CHARGEBACK pursuant to the rules and regulations of the CARD ORGANIZATIONS or federal, state or local law applicable thereto.

30. GENERAL:

    PARAGRAPH HEADINGS: The paragraph headings of this AGREEMENT are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this AGREEMENT.

    EFFECTIVE DATE: This AGREEMENT shall become effective when accepted by an authorized signatory of FIRST USA.

    CREDIT CHECK: Your authorized signature on this AGREEMENT authorizes us to initiate any credit check deemed necessary of MERCHANT and proposed Guarantors.

    SUCCESSORS AND ASSIGNS: This AGREEMENT binds you and us and our respective heirs, representatives, successors and assigns.

    ASSIGNMENT: You may not assign or transfer your rights or delegate your responsibilities under this AGREEMENT without our prior written consent.

    SEVERABILITY: Should any provision of this AGREEMENT be determined to be invalid or unenforceable under any law, rule or regulation, such determinations shall not affect the validity or enforceability of any other provision of this AGREEMENT.

    WAIVERS: No term or condition of this AGREEMENT may be waived unless a written waiver is signed by both parties.

    ENTIRE AGREEMENT: No amendments to this AGREEMENT may be made except in writing signed by both parties.

    NOTICES: All notices must be given in writing and either hand delivered or mailed first class, postage prepaid to the addresses set forth below or to such other address as either party may from time to time specify to the other party in writing. If said notice is to First USA, in addition to the address below, a copy of the notice shall also be sent to First USA Merchant Services, Inc., Attn: General Counsel, 1601 Elm Street, Suite 4700, Dallas, Texas 75201.

    GOVERNING LAW: This AGREEMENT will be governed by and construed in accordance with the laws of the State of Texas. Any action, proceeding, litigation or arbitration relating to or arising from this Agreement shall be brought in Dallas County, Dallas, Texas.

    ATTORNEY'S FEES: In any action by FIRST USA to enforce an obligation under this AGREEMENT, MERCHANT shall be liable and pay all costs, expenses and reasonable attorney's fees.

Your signature on two copies of this AGREEMENT that you return to us indicates your understanding and acceptance of its terms and conditions. We will then indicate our acceptance of the AGREEMENT by returning one fully executed copy to you, and two signed copies of Schedule A or other Addenda that are incorporated herein.

Agreed and Accepted by:                     Agreed and Accepted by:

      June 16, 1996
------------------------------------        ----------------------------------------------
Date                                        Date

      ONSALE, INC.                          FIRST USA MERCHANT SERVICES, INC.
------------------------------------        ----------------------------------------------
MERCHANT LEGAL NAME (Print or Type)

   1953 LANDINGS DR                         4 Northeastern Boulevard, Salem, NH 03079-1952
------------------------------------        ----------------------------------------------
Address (Print or Type)

   MT. VIEW  CA  94043
------------------------------------
City, State, Zip (Print or Type)

     /s/ Alan S. Fisher  CFO
------------------------------------        ------------------------------------
By (authorized signature)                   By (authorized signature)


   ALAN S. FISHER  CFO                      Kathleen M. Keller, Group Manager
------------------------------------        ------------------------------------
By, Name, Title (Print or Type)             By, Name, Title (Print or Type)

                                                                  REVISION 12/95

********************************************************************************
*    To Be Completed By First USA Merchant Services, Inc. upon acceptance      *
*                           and return to Merchant                             *
*                                                                              *
*            Your Merchant Agreement Contract Number is:    700963             *
*                                                        --------------        *
*                                                                              *
*     Your Merchant Processing Identification Number Will Be Provided At       *
*                          Time of Processing Set Up                           *
********************************************************************************